UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

March 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund)	NOPAX	NOPCX	—	NOPRX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to struggle with low growth rates. The European Central Bank’s commitment to “do what it takes” to support sovereign debt markets has stabilized the broader euro area financial markets. The larger member states of the European Union (EU) are working diligently on a tighter financial and banking union and meaningful progress is being made. However, economic conditions in the southern tier members are not improving and their political leaders are becoming more forceful in their demands for loosening the current EU fiscal targets and timetables. Economic growth in emerging market countries continues to be buffeted by lower overseas demand for their manufactured products and raw materials.

In the U.S., the Fed’s commitment to low interest rates through Quantitative Easing is the subject of increasing debate in its policy making deliberations and many independent economists are expressing concern about the economic distortions resulting from negative real interest rates. There are encouraging signs in Congress that both political parties are working toward compromises on previously irreconcilable issues such as reforming immigration laws and the tax code. It is too early to tell whether those efforts will produce meaningful results or pave the way for cooperation on the major fiscal issues that loom ahead. Over the longer term, there are some positive trends for the U.S. economy: house prices are clearly recovering, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During the last eighteen months, U.S. investors have benefited from strong returns in the domestic equity markets and steady total returns in many fixed income markets. However, many macroeconomic risks remain unresolved, including negotiating through the many U.S. fiscal issues, achieving a better balance between fiscal discipline and encouraging economic growth in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East and East Asia. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive and sustainable returns. At the same time they are always on the alert for risks in markets that are subject to the excessive optimism that can accompany an extended period of abnormally low interest rates. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 24, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments. Gunther Stein, Director of Investment Strategies at Symphony, Ross Sakamoto, CFA and Co-Director of Equity and Joel Drescher, Co-Director of Equity serve as the portfolio managers for all the Funds. We recently spoke with the portfolio managers about their key investment strategies and Fund performance for the six-month period ended March 31, 2013.

Effective May 31, 2013 (subsequent to the close of this reporting period), the Nuveen Symphony Optimized Alpha Fund will be renamed the Nuveen Symphony Low Volatility Equity Fund. The Fund’s investment policy will be revised to comply with the “names rule” of the Investment Policy Act of 1940, which is applicable because the word “equity” will be part of the Fund’s name. The following language will be added to the Fund’s current investment policy: “Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with varying market capitalizations.” There will be no changes in the Fund’s portfolio management team or any other investment policies.

How did the Funds perform during the six-month reporting period ended March 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund’s for the six-month, one-year, five-year and since inception periods ended March 31, 2013. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund, and how did this strategy affect the Fund’s performance for the six-month period ended March 31, 2013?

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks selected using a bottom-up stock selection process that evaluates individual companies through multiple quantitative and qualitative techniques. The Fund invests at least 80% of its net assets (plus the amount of any

Nuveen Investments	5

borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Our investment process consists of a combination of quantitative screens and qualitative methods, which seek to create portfolios that deliver consistent returns. The Fund uses three independent quantitative models to rank companies within the Russell 1000® Growth Index according to our assessment of their ability to generate excess share price appreciation. We then optimize a portfolio of these companies based upon pre-determined risk parameters relative to the Russell 1000® Growth Index. A team of fundamental analysts analyzes company specific and macro issues that quantitative systems are not designed to detect and the portfolio manager adjusts the holdings based on the input from the analysts and reoptimizes the portfolio. This blended process seeks to deliver active returns above the Russell 1000® Growth Index.

During the reporting period those sectors that contributed to the Fund’s underperformance versus both its benchmark and Lipper Classification Average included information technology, consumer discretionary and consumer staples sectors. Specific holdings that detracted included VMware Inc. While the company announced fourth quarter 2012 results slightly ahead of expectations, they announced a product realignment and provided weaker than expected 2013 outlook, which hurt the company’s stock performance. Additionally, our holdings in EMC Corporation hurt the Fund’s performance. During the reporting period, the company reported third quarter 2012 results that were modestly below expectations. Subsequently, management lowered the company’s annual outlook.

During the reporting period, the Fund’s materials sector contributed most to performance, followed by health care and industrials. One health care company that contributed to performance was HCA Holdings, Inc. Investors’ interest in the company increased after the firm issued a special cash dividend in December 2012. The company has gained investor attention as it could potentially benefit from “Obama Care,” which we believe may drive patient volumes higher.

The Fund also benefited from holdings in Chicago Bridge & Iron Company. The engineering, procurement and construction (EPC) company, specializes in projects for oil and gas companies. Shares increased as a result of the company issuing initial 2013 guidance reflecting a strong pipeline of new projects and an expected increase in construction activity.

Lastly, Westlake Chemical Corporation also contributed to performance. The stock experienced a strong rally after the company reported strong fourth quarter 2012 results led by a decline in input costs. The company’s primary input cost is ethane, which has declined in price due to over production. Ethane is produced along with other natural gas liquids that continue to have stronger prices. As long as prices hold for the other commodities, producers will continue to drill and inadvertently flood the market with ethane.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Classification Average during the reporting period.

6	Nuveen Investments

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Our investment process consists of a combination of quantitative screens and qualitative methods, which seek to create portfolios that deliver consistent returns. The Fund uses three independent quantitative models to rank companies within the Russell Midcap® Index according to our assessment of their ability to generate excess share price appreciation. We then optimize a portfolio of these companies based upon predetermined risk parameters relative to the Russell Midcap® Index. A team of fundamental analysts analyzes company specific and macro issues that quantitative systems are not designed to detect and the portfolio manager adjusts the holdings based on the input from the analysts and reoptimizes the portfolio. This blended process seeks to deliver active returns above that of the Russell Midcap® Index using a bottom-up stock selection process that evaluates individual companies through multiple quantitative and qualitative techniques.

Those sectors that contributed to the Fund’s underperformance versus its benchmark and Lipper Classification Average included consumer discretionary, information technology and consumer staples sectors. Specific holding that detracted from performance included our holdings in Lender Processing Services Inc. Shares declined after the company issued fourth quarter 2012 revenue guidance below analyst’s expectations. Deckers Outdoor Corporation also negatively impacted performance. In October, the company reported top line deceleration with underlying sales below Street consensus and prior guidance.

Financials, health care and consumer discretionary holdings overall contributed positively to performance versus the benchmark. In particular, shares of Signet Jewelers Limited, a specialty retail jeweler, positively impacted performance. Shares increased after the company raised guidance in January 2013 after a stronger than expected holiday season.

Valero Energy Corporation positively contributed to performance. Shares of the largest refiner in North America rallied in late January 2013, as the company posted fourth quarter 2012 earnings above consensus estimates. The results were driven by higher total network throughputs and better than expected ethanol performance.

Westlake Chemical Corporation, another positive contributor to performance, experienced a strong rally after the company reported strong fourth quarter 2012 results led by a decline in input costs. The company’s primary input cost is ethane, which has declined in price due to overproduction. Ethane is produced along with other natural gas liquids that continue to have stronger prices. As long as prices hold for the other commodities, producers will continue to drill and inadvertently flood the market with ethane.

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV underperformed both the MSCI EAFE Index and the Lipper International Multi-Cap Growth Funds Classification Average during the reporting period.

Nuveen Investments	7

The Fund seeks to offer long-term capital appreciation potential. The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Our investment process consists of a combination of quantitative screens and qualitative methods, which seek to create portfolios that deliver consistent returns. The Fund uses three independent quantitative models to score companies within the Fund’s investable universe according to our assessment of their ability to generate excess share price appreciation. We then optimize a portfolio of these companies based upon predetermined risk parameters relative to the MSCI EAFE Index. Fundamental analysts analyze company specific and macro issues that quantitative systems may not detect and the portfolio manager adjusts the holdings based on the input from the analysts and reoptimizes the portfolio. This blended process seeks to deliver active returns above that of the MSCI EAFE Index using a bottom-up stock selection process that evaluates individual companies through multiple quantitative and qualitative techniques.

During the reporting period, the United Kingdom, Germany and the U.S. contributed positively to performance from a country perspective versus the benchmark. Utilities, materials and telecommunication services contributed to performance from a sector perspective versus the benchmark. The top contributor to relative performance was Brookfield Residential Properties Inc. Shares of the land developer increased when the company announced the acquisition of Playa Capital Company LLC and the formation of a strategic partnership with a U.S. pension fund to develop land in Alberta, Canada.

Hannover Rueckversicherung AG also contributed positively to the Fund’s performance. The fourth largest reinsurer globally has seen prices steadily rise over the past nine months as the company continues to post top line property and casualty (P&C) growth.

The Fund’s performance was also helped by Nitto Denko Corporation. During the reporting period, Japanese stocks in general rallied sharply. The company has been seeing positive growth in its information technology materials segment that makes materials used in smart phones.

Several factors contributed to the Fund’s underperformance. Japan, Australia and Sweden were the top detractors from a country perspective versus the benchmark. The financial, industrials and information technology sectors detracted from performance from a sector perspective versus the benchmark. Specifically, Aggreko PLC detracted from performance. The company is the world’s largest temporary power generation company. Shares traded down due to cyclical softness and a downbeat economic outlook. Fresenius Medical Care AG & Co. KGaA also detracted from performance. The German company specializes in dialysis products and services. The company reported softer than expected earnings as investors grew concerned over the future outlook for government reimbursements for its products and services. Lastly, shares of Umicore S.A. hurt performance. Umicore is a global materials technology group. The company issued guidance lower than analysts were expecting. Mainly, a weaker European market hurt the company’s shares.

8	Nuveen Investments

Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund)

The Fund’s Class A Shares at NAV underperformed both the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the reporting period.

The Fund seeks long-term capital appreciation with lower absolute volatility than the broad equity market by combining stocks in a portfolio that is beta constrained. The Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations. The Fund seeks to produce long-term returns superior to the market with reduced absolute risk. By selecting stocks with low correlation and utilizing risk controls, we believe we may potentially reduce absolute risk while preserving the Fund’s potential to generate returns in excess of the market over the long term.

The Fund is constructed from our best U.S. equity ideas in a way that seeks to provide the highest projected return per unit of absolute risk, as opposed to risk relative to a benchmark. This objective is pursued by selecting attractive, low correlated securities that when combined seek to reduce risk in the portfolio. The construction process seeks to reduce absolute risk by combining stocks with certain characteristics such as low correlation while utilizing risk controls such as industry weight.

Those sectors that detracted from performance, included the information technology, consumer discretionary and financials sectors. During the reporting period, the share prices of large-cap banks in general rose sharply. The Fund was underweighted in large-cap banks versus the benchmark index which contributed to underperformance. Lastly, Apple Inc. detracted from performance during the reporting period. After reaching all-time highs in September 2012, shares of the tech giant detracted from performance. The company faces concerns over eroding market share and fears the company may be losing its flair for innovation.

Overall, energy, health care and materials holdings contributed positively to performance versus the benchmark. One of our top performing stocks included Marathon Petroleum Corp., a petroleum refiner, transporter and marketer. The market reacted favorably after the company announced fourth quarter 2012 earnings based on strong refining performance and the announcement of incremental share repurchases.

Phillips 66 also contributed positively to performance. Shares of the natural liquid gas and petrochemicals producer rallied after the company raised its regular dividend and announced an additional share repurchase program.

Performance was also helped by Omega Healthcare Investors Inc, a health care real estate investment trust (REIT). Shares steadily gained from December 2012 through the end of first quarter in 2013 mainly as investors have been looking for divided yield. As of the end of March 2013 the company’s dividend yield was still attractive.

Nuveen Investments	9

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	4.62%	4.87%	8.37%	6.53%
Class A Shares at maximum Offering Price	-1.41%	1.15%	7.10%	5.53%
Russell 1000® Growth Index**	8.10%	10.09%	7.30%	5.66%
Lipper Multi-Cap Growth Funds Classification Average**	9.02%	8.58%	5.57%	4.41%

Class C Shares	4.22%	4.04%	7.57%	5.74%
Class R3 Shares	4.48%	4.56%	8.09%	6.25%
Class I Shares	4.76%	5.13%	8.63%	6.79%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.78%	1.22%
Class C Shares	2.56%	1.97%
Class R3 Shares	1.98%	1.47%
Class I Shares	1.60%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.35% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/15/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	12.42%	10.31%	7.43%	6.19%
Class A Shares at maximum Offering Price	5.95%	3.96%	6.17%	5.27%
Russell Midcap® Index**	16.21%	17.30%	8.37%	6.77%
Lipper Mid-Cap Core Funds Classification Average**	15.75%	14.92%	6.95%	5.75%

Class C Shares	11.97%	9.45%	6.63%	5.39%
Class R3 Shares	12.23%	9.99%	7.16%	5.91%
Class I Shares	12.55%	10.55%	7.70%	6.46%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.04%	1.37%
Class C Shares	4.90%	2.12%
Class R3 Shares	4.31%	1.62%
Class I Shares	3.35%	1.12%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 5/05/09. The returns for Class R3 Shares are actual for the periods since class inception on 5/05/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception*
Class A Shares at NAV	8.94%	6.38%	-3.12%
Class A Shares at maximum Offering Price	2.69%	0.23%	-4.30%
MSCI EAFE Index**	12.04%	11.25%	-2.19%
Lipper International Multi-Cap Growth Funds Classification Average**	9.61%	8.78%	-1.71%

Class C Shares	8.56%	5.57%	-3.84%
Class R3 Shares	8.80%	6.11%	-3.35%
Class I Shares	9.12%	6.70%	-2.87%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	9.36%	1.36%
Class C Shares	9.65%	2.11%
Class R3 Shares	8.14%	1.61%
Class I Shares	6.32%	1.11%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 10/05/10. The returns for Class R3 Shares are actual for the periods since class inception on 10/05/10; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Symphony Low Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	9.15%	12.41%	6.34%	4.12%
Class A Shares at maximum Offering Price	2.87%	5.94%	5.09%	3.01%
S&P 500® Index**	10.19%	13.96%	5.81%	2.75%
Lipper Large-Cap Core Funds Classification Average**	10.58%	12.93%	4.77%	1.97%

Class C Shares	8.73%	11.52%	5.54%	3.34%
Class I Shares	9.27%	12.68%	6.60%	4.37%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.99%	1.23%
Class C Shares	5.53%	1.98%
Class I Shares	3.26%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.45% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/28/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Holding Summaries as of March 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Large-Cap Growth Fund

Portfolio Allocation1

Common Stocks	98.5%
Short-Term Investments	3.0%
Other[2]	(1.5)%

Nuveen Symphony Mid-Cap Core Fund

Portfolio Allocation1

Common Stocks	97.8%
Other	2.2%

Portfolio Composition[1]
Software	9.0%
Computers & Peripherals	7.1%
Machinery	5.4%
Internet Software & Services	4.9%
Specialy Retail	4.9%
Chemicals	4.3%
IT Services	4.2%
Health Care Providers & Services	4.1%
Health Care Equipment & Supplies	3.5%
Food Products	3.5%
Aerospace & Defense	3.3%
Semiconductors & Equipment	3.2%
Pharmaceuticals	2.9%
Biotechnology	2.7%
Household Products	2.6%
Oil, Gas & Consumable Fuels	2.5%
Hotels, Restaurants & Leisure	2.1%
Tobacco	2.0%
Beverages	2.0%
Automobiles	1.9%
Retail REIT	1.9%
Specialized REIT	1.9%
Short-Term Investments	3.0%
Other[3]	17.1%

Portfolio Composition[1]
Insurance	7.8%
Machinery	7.7%
Specialy Retail	6.3%
Capital Markets	6.0%
Software	5.0%
Oil, Gas & Consumable Fuels	5.0%
Retail REIT	4.9%
Household Durables	4.8%
Food Products	4.7%
Chemicals	4.4%
Health Care Equipment & Supplies	4.0%
Health Care Providers & Services	3.3%
Auto Components	3.1%
IT Services	2.9%
Building Products	2.5%
Commercial Banks	2.4%
Automobiles	2.3%
Construction & Engineering	2.2%
Semiconductors & Equipment	1.9%
Multi-Utilities	1.8%
Other[4]	17.0%

Top Five Common Stock Holdings[1]
Apple Inc.	5.4%
Google Inc.,. Class A	3.3%
Microsoft Corporation	3.1%
Amgen Inc.	2.0%
Philip Morris International	2.0%

Top Five Common Stock Holdings[1]
Ameriprise Financial, Inc.	1.6%
Tanger Factory Outlet Centers	1.5%
Lennar Corporation, Class A	1.5%
Invesco LTD	1.5%
Signet Jewelers Limited	1.4%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.9% of total net assets.

4	Includes other assets less liabilities and all industries less than 1.8% of total net assets.

16	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony International Equity Fund

Portfolio Allocation[1]
Common Stocks	89.1%
Investment Companies	2.3%
Short-Term Investments	3.5%
Other[2]	5.1%

Nuveen Symphony Low Volatility Equity Fund

Portfolio Allocation1

Common Stocks	96.3%
Short-Term Investments	3.5%
Other	0.2%

Portfolio Composition[1]
Commercial Banks	11.1%
Pharmaceuticals	9.0%
Insurance	6.3%
Oil, Gas & Consumable Fuels	6.1%
Chemicals	4.7%
Food Products	4.2%
Metals & Mining	3.6%
Textiles, Apparel & Luxury Goods	3.2%
Automobiles	3.1%
Electrical Equipment	3.1%
Wireless Telecommunication Services	2.8%
Real Estate Management & Development	2.6%
Semiconductors & Equipment	2.5%
Food & Staples Retailing	2.3%
Trading Companies & Distributors	2.3%
Investment Companies	2.3%
Machinery	2.1%
Beverages	1.8%
Multiline Retail	1.7%
Tobacco	1.4%
Short-Term Investments	3.5%
Other[3]	20.3%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	7.4%
Commercial Banks	5.1%
Multi-Utilities	5.1%
Software	5.0%
Food Products	4.9%
Insurance	4.0%
Computers & Peripherals	3.8%
Biotechnology	3.7%
Health Care Equipment & Supplies	3.0%
Real Estate Investment Trust	2.9%
Specialty Retail	2.4%
Aerospace & Defense	2.2%
Diversified Telecommunication Services	2.2%
Industrial Conglomerates	2.1%
Internet Software & Services	2.1%
Communications Equipment	2.0%
Multiline Retail	2.0%
Semiconductors & Equipment	1.9%
Chemicals	1.8%
Media	1.7%
Road & Rail	1.7%
Diversified Financial Services	1.5%
Short-Term Investments	3.5%
Other[4]	19.6%

Top Five Common Stock Holdings[1]
DnB NOR ASA	2.3%
Toyota Motor Corporation	2.2%
Hannover Rueckversicherung AG	2.0%
Nitto Denko Corporation	1.9%
Coca Cola Amatil Limited	1.8%

Country Allocation[1]
United Kingdom	22.0%
Japan	13.1%
France	8.1%
United States	7.1%
Germany	6.0%
Australia	5.3%
Netherlands	5.0%
Switzerland	4.9%
Norway	3.4%
Hong Kong	2.9%
Spain	2.6%
Other[5]	19.6%

Top Five Common Stock Holdings[1]
Johnson & Johnson	3.4%
Apple, Inc.	2.8%
Microsoft Corporation	2.6%
Exxon Mobil Corporation	2.5%
Chevron Corporation	2.3%

1	As a percentage of net assets. Holdings are subject to change.

2	Others assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.4% of total net assets.

4	Includes other assets less liabilities and all industries less than 1.5% of total net assets.

5	Includes other assets less liabilities and all countries less than 2.6% of total net assets.

Nuveen Investments	17

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,046.20	$1,042.20	$1,044.80	$1,047.60	$1,018.85	$1,015.11	$1,017.60	$1,020.09
Expenses Incurred During Period	$6.22	$10.03	$7.49	$4.95	$6.14	$9.90	$7.39	$4.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and .97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,124.20	$1,119.70	$1,122.30	$1,125.50	$1,018.10	$1,014.36	$1,016.85	$1,019.35
Expenses Incurred During Period	$7.26	$11.20	$8.57	$5.94	$6.89	$10.65	$8.15	$5.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.12%, 1.62% and 1.12% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony International Equity Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,089.40	$1,085.60	$1,088.00	$1,091.20	$1,018.20	$1,014.46	$1,016.95	$1,019.45
Expenses Incurred During Period	$7.03	$10.92	$8.33	$5.74	$6.79	$10.55	$8.05	$5.54

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 1.60% and 1.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen Symphony Low Volatility Equity Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,091.50	$1,087.30	$1,092.70	$1,018.85	$1,015.11	$1,020.09
Expenses Incurred During Period	$6.36	$10.25	$5.06	$6.14	$9.90	$4.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97% and .97% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund

March 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 3.3%

15,563	BE Aerospace Inc.	$938,293

11,351	Honeywell International Inc.	855,298

18,041	United Technologies Corporation	1,685,571
	Total Aerospace & Defense	3,479,162
	Air Freight & Logistics – 0.9%

10,147	FedEx Corporation	996,435
	Apparel, Accesories & Luxury Goods – 0.8%

8,359	PVH Corporation	892,825
	Auto Components – 1.0%

24,678	Delphi Automotive PLC	1,095,703
	Automobiles – 1.9%

20,322	Harley-Davidson, Inc.	1,083,163

26,674	Thor Industries, Inc.	981,336
	Total Automobiles	2,064,499
	Beverages – 2.0%

51,780	Coca-Cola Company	2,093,983
	Biotechnology – 2.7%

20,627	Amgen Inc.	2,114,474

15,292	Gilead Sciences, Inc.	748,238
	Total Biotechnology	2,862,712
	Capital Markets – 0.9%

6,268	Affiliated Managers Group Inc., (2)	962,577
	Chemicals – 4.3%

13,931	Eastman Chemical Company	973,359

16,655	LyondellBasell Industries NV	1,054,095

15,016	Monsanto Company	1,586,140

11,166	Westlake Chemical Corporation	1,044,021
	Total Chemicals	4,657,615
	Computers & Peripherals – 7.1%

13,087	Apple, Inc.	5,792,699

77,698	EMC Corporation, (2)	1,856,205
	Total Computers & Peripherals	7,648,904
	Construction & Engineering – 0.9%

15,559	Chicago Bridge & Iron Company N.V.	966,214
	Consumer Finance – 1.0%

23,288	Discover Financial Services	1,044,234
	Diversified Telecommunication Services – 0.9%

20,368	Verizon Communications Inc.	1,001,087
	Energy Equipment & Services – 1.0%

12,529	Oil States International Inc., (2)	1,021,991
	Food & Staples Retailing – 1.8%

12,201	Costco Wholesale Corporation	1,294,648

7,842	Wal-Mart Stores, Inc.	586,817
	Total Food & Staples Retailing	1,881,465

20	Nuveen Investments

Shares	Description (1)	Value

	Food Products – 3.5%

35,168	General Mills, Inc.	$1,734,134

12,528	Hershey Foods Corporation	1,096,576

11,522	Ingredion Inc.	833,271
	Total Food Products	3,663,981
	Health Care Equipment & Supplies – 3.5%

22,377	Baxter International, Inc.	1,625,465

8,670	Becton, Dickinson and Company	828,939

18,368	Medtronic, Inc.	862,561

9,591	ResMed Inc.	444,639
	Total Health Care Equipment & Supplies	3,761,604
	Health Care Providers & Services – 4.1%

18,797	Express Scripts, Holding Company	1,083,647

29,757	HCA Holdings Inc.	1,209,027

16,067	McKesson HBOC Inc.	1,734,593

8,054	Tenet Healthcare Corporation	383,209
	Total Health Care Providers & Services	4,410,476
	Hotels, Restaurants & Leisure – 2.1%

19,416	Las Vegas Sands	1,094,092

21,213	Starbucks Corporation	1,208,292
	Total Hotels, Restaurants & Leisure	2,302,384
	Household Durables – 1.3%

43,257	D.R. Horton, Inc.	1,051,145

312	NVR Inc.	336,994
	Total Household Durables	1,388,139
	Household Products – 2.6%

6,784	Clorox Company	600,588

14,142	Colgate-Palmolive Company	1,669,180

5,673	Kimberly-Clark Corporation	555,841
	Total Household Products	2,825,609
	Industrial Conglomerates – 0.8%

13,352	Carlisle Companies Inc.	905,132
	Insurance – 1.1%

30,614	Valdius Holdings Limited	1,144,045
	Internet & Catalog Retail – 1.5%

5,925	Amazon.com, Inc.	1,578,953
	Internet Software & Services – 4.9%

26,898	eBay Inc., (2)	1,458,410

11,709	Facebook Inc., Class A Shares	299,516

4,431	Google Inc., Class A, (2)	3,518,347
	Total Internet Software & Services	5,276,273
	IT Services – 4.2%

5,793	Alliance Data Systems Corporation, (2)	937,829

5,512	International Business Machines Corporation (IBM),	1,175,710

2,370	MasterCard, Inc.	1,282,478

6,765	Visa Inc.	1,148,968
	Total IT Services	4,544,985

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund (continued)

March 31, 2013

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.5%

11,829	Agilent Technologies, Inc.	$496,463
	Machinery – 5.4%

11,229	Cummins Inc.	1,300,430

22,033	Ingersoll Rand Company Limited, Class A	1,212,035

13,653	Joy Global Inc.	812,627

16,481	Lincoln Electric Holdings Inc.	892,941

16,768	Timken Company	948,733

6,124	Wabtec Corporation	625,322
	Total Machinery	5,792,088
	Media – 1.3%

19,352	Comcast Corporation, Class A	812,978

9,809	Walt Disney Company	557,151
	Total Media	1,370,129
	Multiline Retail – 0.8%

12,804	Target Corporation	876,434
	Oil, Gas & Consumable Fuels – 2.5%

8,779	Chevron Corporation	1,043,121

17,426	Murphy Oil Corporation	1,110,559

8,943	SM Energy Company	529,604
	Total Oil, Gas & Consumable Fuels	2,683,284
	Pharmaceuticals – 2.9%

9,657	Actavis Inc.	889,506

22,685	Bristol-Myers Squibb Company	934,395

23,193	Eli Lilly and Company	1,317,130
	Total Pharmaceuticals	3,141,031
	Retail REIT – 1.9%

8,282	Simon Property Group, Inc.	1,313,194

9,571	Taubman Centers Inc.	743,284
	Total Retail REIT	2,056,478
	Road & Rail – 1.2%

9,378	Union Pacific Corporation	1,335,521
	Semiconductors & Equipment – 3.2%

32,407	Avago Technologies Limtied	1,164,059

34,933	Broadcom Corporation, Class A	1,211,127

46,315	Skyworks Solutions Inc.	1,020,319
	Total Semiconductors & Equipment	3,395,505
	Software – 9.0%

67,078	Cadence Design Systems, Inc., (2)	934,397

18,972	Citrix Systems	1,369,020

30,119	Fortinet Inc.	713,218

26,994	Informatica Corporation	930,483

115,104	Microsoft Corporation	3,293,125

62,555	Oracle Corporation	2,023,029

7,638	Red Hat, Inc.	386,177
	Total Software	9,649,449

22	Nuveen Investments

Shares	Description (1)			Value

	Specialized REIT – 1.9%

6,756	Public Storage, Inc.			$1,029,074

16,847	Rayonier Inc.			1,005,260
	Total Specialized REIT			2,034,334
	Specialty Retail – 4.9%

16,366	AutoNation Inc.			716,013

23,884	Foot Locker, Inc.			817,788

30,060	Home Depot, Inc.			2,097,587

14,404	L Brands, Inc.			643,135

6,492	PetSmart Inc.			403,153

10,673	Williams-Sonoma Inc.			549,873
	Total Specialty Retail			5,227,549
	Textiles, Apparel & Luxury Goods – 0.9%

15,501	Nike, Inc., Class B			914,714
	Tobacco – 2.0%

22,733	Philip Morris International			2,107,576
	Total Common Stocks (cost $95,457,472)			105,551,542

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.0%

	Repurchase Agreements – 3.0%

$3,230	Repurchase Agreement with State Street Bank, dated 3/28/13, repurchase price $3,229,843, collateralized by $3,160,000 U.S. Treasury Notes, 2.375%, due 10/31/14, value $3,297,580	0.010%	4/01/13	$3,229,839
	Total Short-Term Investments (cost $3,229,839)			3,229,839
	Total Investments (cost $98,687,311) – 101.5%			108,781,381
	Other Assets Less Liabilities – (1.5)%			(1,562,068)
	Net Assets – 100%			$107,219,313

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund

March 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 97.8%

	Apparel, Accesories & Luxury Goods – 0.6%

310	PVH Corporation	$33,111
	Auto Components – 3.1%

1,427	Delphi Automotive PLC	63,359

693	Lear Corporation	38,025

1,104	TRW Automotive Holdings Corporation	60,720
	Total Auto Components	162,104
	Automobiles – 2.3%

1,170	Harley-Davidson, Inc.	62,361

1,567	Thor Industries, Inc.	57,650
	Total Automobiles	120,011
	Beverages – 0.7%

523	Brown-Forman Corporation	37,342
	Building Products – 2.5%

1,518	Fortune Brands Home & Security, (2)	56,819

3,515	Masco Corporation	71,179
	Total Building Products	127,998
	Capital Markets – 6.0%

339	Affiliated Managers Group Inc., (2)	52,060

3,989	American Capital Limited	58,219

1,102	Ameriprise Financial, Inc.	81,162

2,668	Invesco LTD	77,265

1,534	SEI Investments Company	44,256
	Total Capital Markets	312,962
	Chemicals – 4.4%

636	Celanese Corporation, Series A	28,016

977	Eastman Chemical Company	68,263

1,934	Huntsman Corporation	35,953

133	NewMarket Corporation	34,628

690	Westlake Chemical Corporation	64,515
	Total Chemicals	231,375
	Commercial Banks – 2.4%

6,900	KeyCorp.	68,724

6,876	Regions Financial Corporation	56,314
	Total Commercial Banks	125,038
	Commercial Services & Supplies – 1.2%

1,392	Avery Dennison Corporation	59,953
	Computers & Peripherals – 0.9%

26	Apple, Inc.	11,508

720	Western Digital Corporation	36,202
	Total Computers & Peripherals	47,710
	Construction & Engineering – 2.2%

929	Chicago Bridge & Iron Company N.V.	57,691

2,072	Quanta Services Incorporated, (2)	59,218
	Total Construction & Engineering	116,909

24	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 0.7%

645	Pinnacle West Capital Corporation	$37,339
	Electrical Equipment – 0.9%

724	Eaton PLC	44,345
	Electronic Equipment & Instruments – 1.0%

1,377	Avnet Inc.	49,847
	Energy Equipment & Services – 0.5%

355	Cooper Cameron Corporation	23,146
	Food Products – 4.7%

1,424	ConAgra Foods, Inc.	50,993

452	Hershey Foods Corporation	39,564

678	Ingredion Inc.	49,033

517	JM Smucker Company	51,266

2,161	Tyson Foods, Inc., Class A	53,636
	Total Food Products	244,492
	Gas Utilities – 0.7%

985	UGI Corporation	37,814
	Health Care Equipment & Supplies – 4.0%

1,320	Hill Rom Holdings Inc.	46,490

3,011	Hologic Inc., (2)	68,049

1,117	ResMed Inc.	51,784

569	Zimmer Holdings, Inc.	42,800
	Total Health Care Equipment & Supplies	209,123
	Health Care Providers & Services – 3.3%

2,305	Brookdale Senior Living Inc., (2)	64,263

298	CIGNA Corporation	18,586

302	Davita Inc., (2)	35,814

1,269	HCA Holdings Inc.	51,559
	Total Health Care Providers & Services	170,222
	Hotels, Restaurants & Leisure – 0.6%

893	Dunkin Brands Group Inc.	32,934
	Household Durables – 4.8%

2,845	D.R. Horton, Inc.	69,134

1,890	Lennar Corporation, Class A	78,397

2,128	Newell Rubbermaid Inc.	55,541

2,306	Pulte Corporation, (2)	46,673
	Total Household Durables	249,745
	Insurance – 7.8%

572	Allied World Assurance Holdings	53,036

315	Everest Reinsurance Group Ltd	40,906

1,523	Hartford Financial Services Group, Inc.	39,293

3,254	Old Republic International Corporation	41,358

884	Torchmark Corporation	52,863

1,640	Valdius Holdings Limited	61,287

1,423	WR Berkley Corporation	63,139

1,846	XL Capital Ltd, Class A	55,934
	Total Insurance	407,816

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

March 31, 2013

Shares	Description (1)	Value

	Internet & Catalog Retail – 0.5%

1,246	Liberty Interactive Corporation, Class A Shares	$26,639
	Internet Software & Services – 0.7%

997	Akamai Technologies, Inc.	35,184
	IT Services – 2.9%

393	Alliance Data Systems Corporation, (2)	63,623

1,219	Computer Sciences Corporation	60,011

733	Paychex, Inc.	25,706
	Total IT Services	149,340
	Life Sciences Tools & Services – 0.9%

1,142	Agilent Technologies, Inc.	47,930
	Machinery – 7.7%

1,031	Ingersoll Rand Company Limited, Class A	56,715

772	Joy Global Inc.	45,949

868	PACCAR Inc.	43,886

791	Stanley Black & Decker Inc.	64,047

1,049	Timken Company	59,352

619	WABCO Holdings Inc.	43,695

511	Wabtec Corporation	52,178

1,338	Xylem Inc.	36,875
	Total Machinery	402,697
	Media – 0.8%

1,425	Cinemark Holdings Inc.	41,952
	Multi-Utilities – 1.8%

887	Ameren Corporation	31,063

1,203	CenterPoint Energy, Inc.	28,824

469	DTE Energy Company	32,051
	Total Multi-Utilities	91,938
	Oil, Gas & Consumable Fuels – 5.0%

500	Energen Corporation	26,005

606	Marathon Petroleum Corporation	54,298

1,439	Peabody Energy Corporation	30,435

748	SM Energy Company	44,297

1,136	Southwestern Energy Company	42,327

1,375	Valero Energy Corporation	62,549
	Total Oil, Gas & Consumable Fuels	259,911
	Paper & Forest Products – 0.4%

458	International Paper Company	21,334
	Pharmaceuticals – 0.9%

482	Actavis Inc.	44,397
	Real Estate Management & Development – 1.0%

618	Howard Hughes Corporation	51,795
	Retail REIT – 4.9%

2,975	CBL & Associates Properties Inc.	70,210

2,343	General Growth Properties Inc.	46,579

2,183	Tanger Factory Outlet Centers	78,981

772	Taubman Centers Inc.	59,954
	Total Retail REIT	255,724

26	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail – 0.6%

1,484	Hertz Global Holdings Inc.	$33,034
	Semiconductors & Equipment – 1.9%

1,350	Avago Technologies Limtied	48,492

1,545	Maxim Integrated Products, Inc.	50,444
	Total Semiconductors & Equipment	98,936
	Software – 5.0%

4,889	Cadence Design Systems, Inc., (2)	68,104

564	Citrix Systems	40,698

1,689	Fortinet Inc., (2)	39,996

740	Intuit, Inc.	48,581

2,650	Symantec Corporation	65,402
	Total Software	262,781
	Specialty Retail – 6.3%

1,626	AutoNation Inc.	71,138

1,667	Foot Locker, Inc.	57,078

875	GNC Holdings Inc.	34,370

964	L Brands, Inc.	43,052

381	PetSmart Inc.	23,660

1,078	Signet Jewelers Limited	72,228

526	Williams-Sonoma Inc.	27,100
	Total Specialty Retail	328,626
	Trading Companies & Distributors – 0.8%

603	WESCO International Inc.	43,784
	Wireless Telecommunication Services – 0.4%

2,050	Metropcs Communications Inc.	22,345
	Total Common Stocks (cost $4,326,548) – 97.8%	5,099,683
	Other Assets Less Liabilities – 2.2%	113,369
	Net Assets – 100%	$5,213,052

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund

March 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 89.1%

	Automobiles – 3.1%

827	Honda Motor Company Limited, Sponsored ADR	$31,641

793	Honda Motor Company Limited	30,327

2,704	Toyota Motor Corporation	138,597
	Total Automobiles	200,565
	Beverages – 1.8%

7,524	Coca Cola Amatil Limited	114,214
	Capital Markets – 0.5%

2,094	UBS AG	32,095
	Chemicals – 4.7%

3,673	Kuraray Company Limited	51,543

2,032	Nitto Denko Corporation	121,529

1,065	Potash Corporation of Saskatchewan	41,830

1,787	Umicore	83,942
	Total Chemicals	298,844
	Commercial Banks – 11.1%

3,896	Banco Santander Central S.A., ADR	26,532

1,468	BNP Paribas S.A.	75,346

10,102	DnB NOR ASA	148,138

4,174	Grupo Financiero Santander Mexico SAB de CV	64,405

3,029	Hang Seng Bank	48,503

7,165	HSBC Holdings PLC	76,480

4,061	Mitsubishi UFJ Financial Group, Inc., ADR	24,331

13,579	Mizuho Financial Group	28,994

594	Societe Generale	19,515

3,501	Standard Chartered PLC	90,619

1,973	Sumitomo Mitsui Financial Group	80,484

5,058	UniCredit SpA	21,590
	Total Commercial Banks	704,937
	Commercial Services & Supplies – 0.9%

2,104	Aggreko PLC	56,969
	Construction & Engineering – 0.8%

1,298	Royal Boskalis Westminster NV	51,562
	Diversified Financial Services – 0.8%

6,761	ING Groep N.V., Ordinary Shares	47,987
	Diversified Telecommunication Services – 0.5%

1,142	Telefonica Brasil S.A.	30,469
	Electrical Equipment – 3.1%

2,202	ABB Limited	50,118

1,166	ABB Limited	26,297

1,654	Nidec Corporation, ADR	24,810

146	Nidec Corporation	8,716

2,637	Sensata Techologies Holdings, (2)	86,678
	Total Electrical Equipment	196,619

28	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 1.1%

2,794	Hoya Corporation	$52,416

4,132	Nippon Electric Glass Company Limited	20,499
	Total Electronic Equipment & Instruments	72,915
	Energy Equipment & Services – 0.8%

1,877	Subsea 7 SA	43,866

359	Subsea 7 SA, ADR, (3)	8,440
	Total Energy Equipment & Services	52,306
	Food & Staples Retailing – 2.3%

4,450	Jeronimo Martins SGPS	86,676

746	Koninklijke Ahold NV, Sponsored ADR, (3)	11,451

3,028	Koninklijke Ahold NV, Sponsored ADR	46,403
	Total Food & Staples Retailing	144,530
	Food Products – 4.2%

227	Nestle S.A., Sponsored ADR, (3)	16,451

1,497	Nestle SA	108,258

680	Unilever PLC, ADR	28,723

2,638	Unilever PLC, ADR	111,591
	Total Food Products	265,023
	Health Care Providers & Services – 1.3%

2,520	Fresenius Medical Care AG	85,327
	Household Durables – 1.1%

2,762	Brookfield Residential Properties Inc.	67,227
	Industrial Conglomerates – 1.0%

646	Rheinmetall AG	29,881

338	Siemens AG, Sponsored ADR	36,407
	Total Industrial Conglomerates	66,288
	Insurance – 6.3%

14,600	AIA Group Limited	63,760

1,657	Hannover Rueckversicherung AG	129,969

2,290	Prudential Corporation PLC	37,057

1,595	Prudential Corporation PLC	51,614

2,461	SCOR SE	70,664

1,581	XL Capital Ltd, Class A	47,904
	Total Insurance	400,968
	Internet Software & Services – 0.9%

928	Tencent Holdings Limited	29,505

1,233	Yandex NV, Class A Shares	28,507
	Total Internet Software & Services	58,012
	Life Sciences Tools & Services – 0.5%

1,804	WuXi PharmaTech Inc.	30,993
	Machinery – 2.1%

748	Kone OYJ	58,824

2,227	Nabtesco Corporation	45,470

606	Vallourec S.A.	29,130
	Total Machinery	133,424

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund (continued)

March 31, 2013

Shares	Description (1)	Value

	Media – 1.2%

152	WPP Group PLC	$12,178

4,119	WPP Group PLC	65,653
	Total Media	77,831
	Metals & Mining – 3.6%

710	BHP Billiton PLC, ADR	48,585

1,283	BHP Billiton PLC, ADR	43,761

5,028	Iluka Resources Limited	48,946

1,496	Rio Tinto Limited	89,092
	Total Metals & Mining	230,384
	Multiline Retail – 1.7%

1,586	Next PLC	105,214
	Oil, Gas & Consumable Fuels – 6.1%

4,586	BG Group PLC	78,671

469	BG PLC., Sponsored ADR, (3)	8,043

2,099	Repsol YPF S.A	42,646

3,379	Royal Dutch Shell PLC, Class B Shares	112,183

1,220	StatoilHydro ASA	29,493

1,702	StatoilHydro ASA	41,903

278	Total S.A., Sponsored ADR	13,338

1,323	Total S.A.	63,350
	Total Oil, Gas & Consumable Fuels	389,627
	Personal Products – 0.7%

291	L’Oreal	46,142
	Pharmaceuticals – 9.0%

1,137	AstraZeneca PLC, Sponsored ADR	56,827

986	Bayer AG, Sponsored ADR	101,706

680	Novartis AG, Sponsored ADR	48,443

439	Novartis AG, Sponsored ADR	31,192

686	Novo Nordisk A/S	111,456

1,351	Sanofi-Aventis	69,009

427	Sanofi-Synthelabo, SA	43,388

2,092	Shire plc, ADR	63,701

1,227	Teva Pharmaceutical Industries Limited, Sponsored ADR	48,687
	Total Pharmaceuticals	574,409
	Real Estate Investment Trust – 1.3%

5,855	Westfield Group	66,141

4,788	Westfield Realty Trust	15,055
	Total Real Estate Investment Trust	81,196
	Real Estate Management & Development – 2.6%

874	Altisource Portfolio Solutions S.A., (2)	60,962

2,646	Brookfield Properties Corporation	45,426

11,995	Hysan Development Company	60,805
	Total Real Estate Management & Development	167,193
	Road & Rail – 0.6%

500	East Japan Railway Company	41,058

30	Nuveen Investments

Shares	Description (1)			Value

	Semiconductors & Equipment – 2.5%

1,464	ASM Lithography Holding NV			$99,567

2,030	NXP Semiconductors NV			61,428
	Total Semiconductors & Equipment			160,995
	Software – 1.2%

952	Check Point Software Technology Limited			44,734

5,040	Giant Interactive Group, Inc., ADR			32,760
	Total Software			77,494
	Textiles, Apparel & Luxury Goods – 3.2%

2,971	Burberry Group PLC			59,995

494	LVMH Moet Hennessy			84,790

19,034	Yue Yuen Industrial Holdings Limited			62,159
	Total Textiles, Apparel & Luxury Goods			206,944
	Tobacco – 1.4%

743	British American Tobacco PLC			39,818

483	British American Tobacco PLC			51,705
	Total Tobacco			91,523
	Trading Companies & Distributors – 2.3%

6,688	Ashtead Group PLC			59,601

6,010	Mitsui & Company Limited			84,147
	Total Trading Companies & Distributors			143,748
	Wireless Telecommunication Services – 2.8%

1,200	KDDI Corporation			50,035

846	Millicom International Cellular SA			67,576

20,658	Vodafone Group PLC			58,571
	Total Wireless Telecommunication Services			176,182
	Total Common Stocks (cost $5,182,041)			5,681,214

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 2.3%

2,493	iShares MSCI EAFE Index Fund			$147,037
	Total Investment Companies (cost $129,939)			147,037

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.5%

	Repurchase Agreements – 3.5%

$221	Repurchase Agreement with State Street Bank, dated 3/28/13, repurchase price $220,677, collateralized by $220,000 U.S. Treasury Notes, 1.375%, due 11/30/15, value $227,065	0.010%	4/01/13	$220,676
	Total Short-Term Investments (cost $220,676)			220,676
	Total Investments (cost $5,532,656) – 94.9%			6,048,927
	Other Assets Less Liabilities – 5.1%			324,515
	Net Assets – 100%			$6,373,442

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Symphony Low Volatility Equity Fund

(formerly Nuveen Symphony Optimized Alpha Fund)

March 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 96.3%

	Aerospace & Defense – 2.2%

823	Honeywell International Inc.	$62,013

608	United Technologies Corporation	56,805
	Total Aerospace & Defense	118,818
	Automobiles – 1.4%

1,856	General Motors Company	51,634

477	Harley-Davidson, Inc.	25,424
	Total Automobiles	77,058
	Beverages – 1.0%

1,273	Coca-Cola Company	51,480
	Biotechnology – 3.7%

573	Amgen Inc.	58,738

325	Biogen Idec Inc., (2)	62,696

1,461	Gilead Sciences, Inc., (2)	71,487
	Total Biotechnology	192,921
	Capital Markets – 0.6%

405	Ameriprise Financial, Inc.	29,828
	Chemicals – 1.8%

565	Eastman Chemical Company	39,477

893	LyondellBasell Industries NV	56,518
	Total Chemicals	95,995
	Commercial Banks – 5.1%

766	M&T Bank Corporation	79,021

664	PNC Financial Services Group, Inc.	44,156

5,038	Regions Financial Corporation	41,261

852	SunTrust Banks, Inc.	24,546

2,274	Wells Fargo & Company	84,115
	Total Commercial Banks	273,099
	Commercial Services & Supplies – 1.3%

1,723	Waste Management, Inc.	67,559
	Communications Equipment – 2.0%

2,361	Cisco Systems, Inc.	49,369

877	QUALCOMM, Inc.	58,715
	Total Communications Equipment	108,084
	Computers & Peripherals – 3.8%

337	Apple, Inc.	149,166

2,207	EMC Corporation	52,725
	Total Computers & Peripherals	201,891
	Consumer Finance – 0.6%

705	Discover Financial Services	31,612
	Diversified Financial Services – 1.5%

1,647	JPMorgan Chase & Co.	78,167
	Diversified Telecommunication Services – 2.2%

2,420	Verizon Communications Inc.	118,943

32	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 1.3%

1,705	NV Energy Inc.	$34,151

585	Pinnacle West Capital Corporation	33,866
	Total Electric Utilities	68,017
	Food & Staples Retailing – 1.0%

513	Costco Wholesale Corporation	54,434
	Food Products – 4.9%

1,660	ConAgra Foods, Inc.	59,445

1,109	General Mills, Inc.	54,685

536	Ingredion Inc.	38,764

612	JM Smucker Company	60,686

1,541	Mondelez International Inc.	47,170
	Total Food Products	260,750
	Health Care Equipment & Supplies – 3.0%

565	Abbott Laboratories	19,956

524	Baxter International, Inc.	38,063

610	Becton, Dickinson and Company	58,322

895	Medtronic, Inc.	42,029
	Total Health Care Equipment & Supplies	158,370
	Health Care Providers & Services – 1.4%

384	HCA Holdings Inc.	15,602

534	McKesson HBOC Inc.	57,651
	Total Health Care Providers & Services	73,253
	Hotels, Restaurants & Leisure – 1.2%

1,116	Starbucks Corporation	63,567
	Household Durables – 1.3%

695	Lennar Corporation, Class A	28,829

1,866	Pulte Corporation	37,768
	Total Household Durables	66,597
	Household Products – 1.2%

861	Procter & Gamble Company	66,349
	Industrial Conglomerates – 2.1%

4,715	General Electric Company	109,011
	Insurance – 4.0%

369	Everest Reinsurance Group Ltd	47,918

1,220	Hartford Financial Services Group, Inc.	31,476

3,761	Old Republic International Corporation	47,802

416	PartnerRe Limited	38,734

782	Torchmark Corporation	46,764
	Total Insurance	212,694
	Internet & Catalog Retail – 0.5%

102	Amazon.com, Inc.	27,182
	Internet Software & Services – 2.1%

455	eBay Inc.	24,670

108	Google Inc., Class A, (2)	85,755
	Total Internet Software & Services	110,425

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Symphony Low Volatility Equity Fund (continued)

March 31, 2013

Shares	Description (1)	Value

	IT Services – 1.4%

125	International Business Machines Corporation (IBM)	$26,663

46	MasterCard, Inc.	24,892

150	Visa Inc.	25,476
	Total IT Services	77,031
	Life Sciences Tools & Services – 1.1%

286	Agilent Technologies, Inc.	12,003

612	Thermo Fisher Scientific, Inc.	46,812
	Total Life Sciences Tools & Services	58,815
	Machinery – 1.2%

1,258	Harsco Corporation	31,161

558	Joy Global Inc.	33,212
	Total Machinery	64,373
	Media – 1.7%

1,529	Comcast Corporation, Class A	64,233

465	Walt Disney Company	26,412
	Total Media	90,645
	Multiline Retail – 2.0%

1,562	Target Corporation	106,919
	Multi-Utilities – 5.1%

747	Ameren Corporation	26,160

2,866	CenterPoint Energy, Inc.	68,669

968	Consolidated Edison, Inc.	59,077

612	DTE Energy Company	41,824

2,127	Public Service Enterprise Group Incorporated	73,041
	Total Multi-Utilities	268,771
	Oil, Gas & Consumable Fuels – 8.4%

1,036	Chevron Corporation	123,098

1,491	Exxon Mobil Corporation	134,354

407	Marathon Oil Corporation	13,724

737	Marathon Petroleum Corporation	66,035

1,026	Phillips 66	71,789

314	SM Energy Company	18,595

481	Southwestern Energy Company	17,922
	Total Oil Gas & Consumable Fuels	445,517
	Paper & Forest Products – 1.0%

1,118	International Paper Company	52,076
	Pharmaceuticals – 7.4%

565	AbbVie Inc.	23,041

1,281	Actavis Inc.	117,993

2,244	Johnson & Johnson	182,953

1,565	Merck & Company Inc.	69,220
	Total Pharmaceuticals	393,207
	Real Estate Investment Trust – 2.9%

1,930	Omega Healthcare Investors Inc.	58,595

136	Public Storage, Inc.	20,716

236	Rayonier Inc.	14,082

396	Simon Property Group, Inc.	62,790
	Total Real Estate Investment Trust	156,183

34	Nuveen Investments

Shares	Description (1)			Value

	Real Estate Management & Development – 0.7%

437	Howard Hughes Corporation			$36,625
	Road & Rail – 1.7%

654	Norfolk Southern Corporation			50,410

298	Union Pacific Corporation			42,438
	Total Road & Rail			92,848
	Semiconductors & Equipment – 1.9%

702	Broadcom Corporation, Class A			24,338

1,590	Intel Corporation			34,742

1,071	Linear Technology Corporation			41,094
	Total Semiconductors & Equipment			100,174
	Software – 5.0%

436	Citrix Systems			31,462

1,065	Fortinet Inc.			25,219

4,819	Microsoft Corporation			137,872

2,199	Oracle Corporation			71,116
	Total Software			265,669
	Specialty Retail – 2.4%

776	Home Depot, Inc.			54,149

525	PetSmart Inc.			32,603

386	Signet Jewelers Limited			25,862

288	Williams-Sonoma Inc.			14,836
	Total Specialty Retail			127,450
	Textiles, Apparel & Luxury Goods – 0.4%

214	PVH Corporation			22,857
	Tobacco – 0.8%

446	Philip Morris International			41,349
	Total Common Stocks (cost $4,341,758)			5,116,613

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.5%

	Repurchase Agreements – 3.5%

$189	Repurchase Agreement with State Street Bank, dated 3/28/13, repurchase price $188,716 collateralized by $190,000 U.S. Treasury Notes, 1.375%, due 11/30/15, value $196,102	0.010%	4/01/13	$188,715
	Total Short-Term Investments (cost $188,715)			188,715
	Total Investments (cost $4,530,473) – 99.8%			5,305,328
	Other Assets Less Liabilities – 0.2%			11,271
	Net Assets – 100%			$5,316,599

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Assets and Liabilities (Unaudited)

March 31, 2013

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Assets
Investments, at value (cost $98,687,311, $4,326,548, $5,532,656 and $4,530,473, respectively)	$108,781,381	$5,099,683	$6,048,927	$5,305,328
Cash	27,956	97,910	810	2,101
Cash denominated in foreign currencies (cost $–, $–, $1,576 and $–, respectively)	—	—	1,577	—
Receivables:
Dividends	83,878	3,541	23,923	3,927
From Adviser	—	6,106	9,405	6,227
Investments sold	—	37,260	—	—
Reclaims	—	—	1,051	—
Shares sold	690,962	13,426	350,905	2,373
Other assets	59	3,548	—	—
Total assets	109,584,236	5,261,474	6,436,598	5,319,956
Liabilities
Payables:
Investments purchased	2,039,410	41,408	60,476	—
Shares redeemed	204,083	5,650	—	24
Accrued expenses:
Management fees	52,001	—	—	—
Trustees fees	876	50	57	38
12b-1 distribution and service fees	27,910	1,314	162	972
Other	40,643	—	2,461	2,323
Total liabilities	2,364,923	48,422	63,156	3,357
Net assets	$107,219,313	$5,213,052	$6,373,442	$5,316,599
Class A Shares
Net assets	$54,423,211	$2,589,202	$86,537	$2,858,035
Shares outstanding	2,084,794	92,577	5,324	120,443
Net asset value per share	$26.10	$27.97	$16.25	$23.73
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$27.70	$29.68	$17.24	$25.18
Class C Shares
Net assets	$19,185,060	$714,245	$126,918	$475,394
Shares outstanding	767,393	26,657	7,882	20,381
Net asset value and offering price per share	$25.00	$26.79	$16.10	$23.33
Class R3 Shares
Net assets	$2,463,513	$389,193	$49,834	N/A
Shares outstanding	94,328	13,913	3,058	N/A
Net asset value and offering price per share	$26.12	$27.97	$16.30	N/A
Class I Shares
Net assets	$31,147,529	$1,520,412	$6,110,153	$1,983,170
Shares outstanding	1,180,062	53,739	376,082	83,506
Net asset value and offering price per share	$26.39	$28.29	$16.25	$23.75
Net assets consist of:
Capital paid-in	$99,035,446	$4,303,658	$6,196,309	$4,446,123
Undistributed (Over-distribution of) net investment income	186,878	9,028	25,833	23,845
Accumulated net realized gain (loss)	(2,097,081)	127,231	(365,057)	71,776
Net unrealized appreciation (depreciation)	10,094,070	773,135	516,357	774,855
Net assets	$107,219,313	$5,213,052	$6,373,442	$5,316,599
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01
N/A	– Symphony Low Volatility Equity does not offer Class R3 Shares.

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended March 31, 2013

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Investment Income	$1,151,495	$61,626	$71,841	$60,498
Expenses
Management fees	289,075	16,897	20,599	13,638
12b-1 service fees – Class A	54,916	2,863	131	2,429
12b-1 distribution and service fees – Class C	74,993	3,225	684	1,526
12b-1 distribution and service fees – Class R3	5,887	883	136	N/A
Shareholders servicing agent fees and expenses	45,849	1,468	275	1,112
Custodian fees and expenses	12,145	7,446	26,120	8,069
Trustees fees and expenses	2,082	291	300	265
Professional fees	3,225	4,388	13,819	5,403
Shareholder reporting expenses	36,156	1,231	4,534	2,100
Federal and state registration fees	36,223	24,930	25,083	20,212
Other expenses	3,380	2,514	2,467	2,474
Total expenses before fee waiver/expense reimbursement	563,931	66,136	94,148	57,228
Fee waiver/expense reimbursement	(8,914)	(32,849)	(63,742)	(33,504)
Net expenses	555,017	33,287	30,406	23,724
Net investment income (loss)	596,478	28,339	41,435	36,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,559,757)	216,157	18,067	80,734
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,725,581	330,562	414,789	296,432
Net realized and unrealized gain (loss)	4,165,824	546,719	432,856	377,166
Net increase (decrease) in net assets from operations	$4,762,302	$575,058	$474,291	$413,940
N/A	– Symphony Low Volatility Equity does not offer Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Changes in Net Assets (Unaudited)

	Symphony Large-Cap Growth		Symphony Mid-Cap Core
	Six Months Ended 3/31/2013	Year Ended 9/30/12	Six Months Ended 3/31/2013	Year Ended 9/30/12
Operations
Net investment income (loss)	$596,478	$102,974	$28,339	$9,691
Net realized gain (loss) from investments and foreign currency	(1,559,757)	(222,369)	216,157	101,623
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,725,581	3,849,534	330,562	580,300
Net increase (decrease) in net assets from operations	4,762,302	3,730,139	575,058	691,614
Distributions to Shareholders
From net investment income:
Class A	(405,181)	—	(16,667)	—
Class C	(24,498)	—	(94)	—
Class R3	(14,970)	—	(1,741)	—
Class I	(311,955)	(195)	(13,493)	—
From accumulated net realized gains:
Class A	—	(259,547)	—	—
Class C	—	(154,543)	—	—
Class R3	—	(7,057)	—	—
Class I	—	(263,637)	—	—
Decrease in net assets from distributions to shareholders	(756,604)	(684,979)	(31,995)	—
Fund Share Transactions
Proceeds from sale of shares	59,660,847	62,774,983	860,227	2,323,044
Proceeds from shares issued to shareholders due to reinvestment of distributions	677,182	530,191	19,126	—
	60,338,029	63,305,174	879,353	2,323,044
Cost of shares redeemed	(22,021,461)	(7,406,131)	(389,365)	(1,665,010)
Net increase (decrease) in net assets from Fund share transactions	38,316,568	55,899,043	489,988	658,034
Net increase (decrease) in net assets	42,322,266	58,944,203	1,033,051	1,349,648
Net assets at the beginning of period	64,897,047	5,952,844	4,180,001	2,830,353
Net assets at the end of period	$107,219,313	$64,897,047	$5,213,052	$4,180,001
Undistributed (Over-distribution of) net investment income at the end of period	$186,878	$347,004	$9,028	$12,684

See accompanying notes to financial statements.

38	Nuveen Investments

	Symphony International Equity		Symphony Low Volatility Equity
	Six Months Ended 3/31/2013	Year Ended 9/30/12	Six Months Ended 3/31/2013	Year Ended 9/30/12
Operations
Net investment income (loss)	$41,435	$16,514	$36,774	$35,696
Net realized gain (loss) from investments and foreign currency	18,067	8,999	80,734	243,885
Change in net unrealized appreciation (depreciation) of investments and foreign currency	414,789	117,052	296,432	271,036
Net increase (decrease) in net assets from operations	474,291	142,565	413,940	550,617
Distributions to Shareholders
From net investment income:
Class A	(380)	(3,164)	(22,092)	(6,821)
Class C	—	(1,962)	(1,004)	(704)
Class R3	(65)	(579)	N/A	(380)
Class I	(31,570)	(6,342)	(24,411)	(13,082)
From accumulated net realized gains:
Class A	—	—	(38,837)	—
Class C	—	—	(5,450)	—
Class R3	—	—	N/A	—
Class I	—	—	(35,712)	—
Decrease in net assets from distributions to shareholders	(32,015)	(12,047)	(127,506)	(20,987)
Fund Share Transactions
Proceeds from sale of shares	4,905,614	520,286	2,326,706	1,185,112
Proceeds from shares issued to shareholders due to reinvestment of distributions	27,873	1,699	58,569	11,219
	4,933,487	521,985	2,385,275	1,196,331
Cost of shares redeemed	(93,421)	(524,635)	(253,648)	(1,042,352)
Net increase (decrease) in net assets from Fund share transactions	4,840,066	(2,650)	2,131,627	153,979
Net increase (decrease) in net assets	5,282,342	127,868	2,418,061	683,609
Net assets at the beginning of period	1,091,100	963,232	2,898,538	2,214,929
Net assets at the end of period	$6,373,442	$1,091,100	$5,316,599	$2,898,538
Undistributed (Over-distribution of) net investment income at the end of period	$25,833	$16,413	$23,845	$34,578
N/A –	After the close of business on May 30, 2012, Symphony Low Volatility Equity liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP GROWTH
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (12/06)
Year Ended 9/30:
2013(f)	$25.19	$.18	$.95	$1.13	$(.22)	$—	$—	$(.22)	$26.10
2012	21.34	.12	6.23	6.35	—	(2.50)	—	(2.50)	25.19
2011	20.63	— **	.71	.71	—	—	—	—	21.34
2010	17.50	— **	3.14	3.14	(.01)	—	—	(.01)	20.63
2009(e)	16.43	.01	1.06	1.07	—	—	—	—	17.50
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	—	16.43
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57
Class C (12/06)
Year Ended 9/30:
2013(f)	24.03	.08	.93	1.01	(.04)	—	—	(.04)	25.00
2012	20.61	(.05)	5.97	5.92	—	(2.50)	—	(2.50)	24.03
2011	20.07	(.19)	.73	.54	—	—	—	—	20.61
2010	17.15	(.17)	3.09	2.92	—	—	—	—	20.07
2009(e)	16.11	(.01)	1.05	1.04	—	—	—	—	17.15
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32
Class R3 (9/09)
Year Ended 9/30:
2013(f)	25.17	.15	.96	1.11	(.16)	—	—	(.16)	26.12
2012	21.38	.09	6.20	6.29	—	(2.50)	—	(2.50)	25.17
2011	20.72	(.07)	.73	.66	—	—	—	—	21.38
2010	17.61	(.08)	3.19	3.11	—	—	—	—	20.72
2009(d)	17.69	— **	(.08)	(.08)	—	—	—	—	17.61
Class I (12/06)
Year Ended 9/30:
2013(f)	25.50	.22	.96	1.18	(.29)	—	—	(.29)	26.39
2012	21.53	.21	6.26	6.47	—	(2.50)	—	(2.50)	25.50
2011	20.77	.04	.72	.76	—	—	—	—	21.53
2010	17.62	.02	3.18	3.20	(.05)	—	—	(.05)	20.77
2009(e)	16.53	.01	1.08	1.09	—	—	—	—	17.62
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63

40	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

4.62%	$54,423	1.24	%*	1.41%*	1.22	%*	1.43%*	63%
32.70	36,680	1.79		(.06)	1.22		.51	106
3.44	2,107	2.36		(1.15)	1.23		(.02)	151
17.96	1,063	2.69		(1.40)	1.29		— ***	70
6.51	236	3.41	*	(1.82)*	1.35	*	.25 *	10

(20.13)	215	1.94		(.52)	1.35		.06	109
(.55)	257	3.14		(2.16)	1.33		(.35)	110

4.22	19,185	1.99	*	.62 *	1.97	*	.64 *	63
31.68	11,841	2.57		(.82)	1.97		(.22)	106
2.69	1,326	3.18		(2.01)	1.98		(.80)	151
17.03	367	3.43		(2.26)	2.06		(.89)	70
6.46	661	4.13	*	(2.53)*	2.09	*	(.50 )*	10

(20.72)	621	2.84		(1.49)	2.10		(.75)	109
(1.28)	254	3.89		(2.91)	2.09		(1.11)	110

4.48	2,464	1.49	*	1.19 *	1.47	*	1.21 *	63
32.32	2,372	1.99		(.14)	1.47		.38	106
3.19	60	2.67		(1.50)	1.48		(.31)	151
17.66	59	3.05		(1.90)	1.56		(.41)	70
(.45)	50	2.11	*	(2.11)*	1.59	*	(1.59)*	10

4.76	31,148	.99	*	1.71 *	.97	*	1.74 *	63
33.00	14,004	1.61		.25	.97		.89	106
3.66	2,460	2.26		(1.11)	.98		.16	151
18.19	7,080	2.57		(1.42)	1.06		.09	70
6.59	5,831	3.12	*	(1.51)*	1.09	*	.51 *	10

(19.91)	5,709	1.68		(.27)	1.10		.31	109
(.28)	3,011	2.40		(1.56)	1.09		(.25)	110

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(e)	For the two months ended September 30, 2009.
(f)	For the six months ended March 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY MID-CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/06)
Year Ended 9/30:
2013(f)	$25.06	$.16	$2.94	$3.10	$(.19)	$—	$(.19)	$27.97
2012	19.95	.09	5.02	5.11	—	—	—	25.06
2011	20.54	.01	(.60)	(.59)	—	—	—	19.95
2010	17.29	— **	3.28	3.28	(.03)	—	(.03)	20.54
2009(e)	15.87	.01	1.41	1.42	—	—	—	17.29
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84
Class C (5/06)
Year Ended 9/30:
2013(f)	23.92	.06	2.81	2.87	— **	—	— **	26.79
2012	19.18	(.12)	4.86	4.74	—	—	—	23.92
2011	19.90	(.17)	(.55)	(.72)	—	—	—	19.18
2010	16.85	(.13)	3.18	3.05	—	—	—	19.90
2009(e)	15.49	(.01)	1.37	1.36	—	—	—	16.85
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50
Class R3 (5/09)
Year Ended 9/30:
2013(f)	25.04	.12	2.94	3.06	(.13)	—	(.13)	27.97
2012	19.98	.02	5.04	5.06	—	—	—	25.04
2011	20.62	(.07)	(.57)	(.64)	—	—	—	19.98
2010	17.37	(.05)	3.30	3.25	—	—	—	20.62
2009(e)	15.95	.01	1.41	1.42	—	—	—	17.37
Year Ended 7/31:
2009(d)	14.73	(.02)	1.24	1.22	—	—	—	15.95
Class I (5/06)
Year Ended 9/30:
2013(f)	25.39	.19	2.96	3.15	(.25)	—	(.25)	28.29
2012	20.15	.23	5.01	5.24	—	—	—	25.39
2011	20.70	.06	(.61)	(.55)	—	—	—	20.15
2010	17.41	.05	3.30	3.35	(.06)	—	(.06)	20.70
2009(e)	15.98	.02	1.41	1.43	—	—	—	17.41
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93

42	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

12.42%	$2,589	2.77	%*	(.13 )%*	1.37	%*	1.27	%*	99%
25.66	2,026	4.06		(2.33)	1.37		.36		138
(2.87)	1,591	4.57		(3.17)	1.38		.02		93
18.96	339	13.18		(11.79)	1.39		.01		82
8.95	233	12.75	*	(10.81)*	1.40	*	.54	*	17

(23.85)	214	9.20		(7.72)	1.40		.08		118
(.95)	261	3.08		(2.14)	1.38		(.44)		99

11.97	714	3.52	*	(.91 )*	2.12	*	.49	*	99
24.77	548	4.92		(3.34)	2.12		(.54)		138
(3.62)	674	5.46		(4.08)	2.13		(.75)		93
18.10	314	13.95		(12.55)	2.14		(.74)		82
8.78	211	13.49	*	(11.56)*	2.14	*	(.21	)*	17

(24.44)	194	9.73		(8.24)	2.15		(.66)		118
(1.66)	256	3.83		(2.89)	2.14		(1.20)		99

12.23	389	3.03	*	(.44 )*	1.62	*	.97	*	99
25.38	272	4.33		(2.60)	1.62		.10		138
(3.10)	207	5.38		(4.04)	1.63		(.28)		93
18.71	210	13.64		(12.26)	1.64		(.25)		82
8.83	177	13.00	*	(11.06)*	1.64	*	.29	*	17

8.35	162	23.32	*	(22.36)*	1.65	*	(.69	)*	118

12.55	1,520	2.50	*	.10 *	1.12	*	1.49	*	99
26.00	1,334	3.37		(1.28)	1.12		.97		138
(2.66)	358	4.86		(3.49)	1.13		.23		93
19.30	302	13.20		(11.82)	1.14		.25		82
8.95	262	12.56	*	(10.63)*	1.14	*	.79	*	17

(23.65)	233	7.20		(5.66)	1.15		.40		118
(.68)	518	2.83		(1.89)	1.14		(.19)		99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(e)	For the two months ended September 30, 2009.
(f)	For the six months ended March 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY INTERNATIONAL EQUITY
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/08)
Year Ended 9/30:
2013(g)	$14.97	$.09	$1.25	$1.34	$(.06)	$—	$(.06)	$16.25
2012	12.97	.23	1.98	2.21	(.21)	—	(.21)	14.97
2011	14.44	.22	(1.45)	(1.23)	(.24)	—	(.24)	12.97
2010	13.98	.19	.53	.72	(.26)	—	(.26)	14.44
2009(e)	12.81	.01	1.16	1.17	—	—	—	13.98
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81
2008(d)	20.00	— **	(2.48)	(2.48)	—	—	—	17.52
Class C (5/08)
Year Ended 9/30:
2013(g)	14.83	.03	1.24	1.27	—	—	—	16.10
2012	12.84	.10	1.98	2.08	(.09)	—	(.09)	14.83
2011	14.31	.11	(1.45)	(1.34)	(.13)	—	(.13)	12.84
2010	13.87	.10	.51	.61	(.17)	—	(.17)	14.31
2009(e)	12.73	(.01)	1.15	1.14	—	—	—	13.87
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73
2008(d)	20.00	(.03)	(2.48)	(2.51)	—	—	—	17.49
Class R3 (10/10)
Year Ended 9/30:
2013(g)	14.99	.07	1.26	1.33	(.02)	—	(.02)	16.30
2012	12.98	.21	1.97	2.18	(.17)	—	(.17)	14.99
2011(f)	14.50	.18	(1.50)	(1.32)	(.20)	—	(.20)	12.98
Class I (5/08)
Year Ended 9/30:
2013(g)	14.98	.13	1.23	1.36	(.09)	—	(.09)	16.25
2012	12.98	.30	1.94	2.24	(.24)	—	(.24)	14.98
2011	14.45	.26	(1.46)	(1.20)	(.27)	—	(.27)	12.98
2010	13.98	.25	.51	.76	(.29)	—	(.29)	14.45
2009(e)	12.81	.02	1.15	1.17	—	—	—	13.98
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81
2008(d)	20.00	.01	(2.49)	(2.48)	—	—	—	17.52

44	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

8.94%	$87	3.82	%*	(1.38)%*	1.35	%*	1.09	%*	12%
17.07	110	9.39		(6.43)	1.35		1.60		22
(8.70)	270	10.20		(7.43)	1.36		1.41		34
5.20	231	12.44		(9.70)	1.37		1.38		100
9.13	175	11.44	*	(9.62)*	1.37	*	.45	*	2

(26.76)	160	8.42		(4.87)	1.38		2.17		117
(12.40)	219	11.09	*	(9.84)*	1.37	*	(.11	)*	6

8.56	127	4.59	*	(2.10)*	2.10	*	.39	*	12
16.18	137	9.68		(6.85)	2.10		.73		22
(9.41)	314	10.94		(8.08)	2.11		.75		34
4.43	179	13.21		(10.36)	2.12		.73		100
8.96	173	12.20	*	(10.37)*	2.13	*	(.30	)*	2

(27.22)	159	13.74		(10.36)	2.13		1.25		117
(12.55)	219	11.84	*	(10.59)*	2.13	*	(.87	)*	6

8.80	50	4.10	*	(1.59)*	1.60	*	.91	*	12
16.81	52	8.17		(5.10)	1.60		1.47		22
(9.22)	45	10.54	*	(7.76)*	1.61	*	1.17	*	34

9.12	6,110	3.47	*	(.78 )*	1.10	*	1.59	*	12
17.38	793	6.35		(3.17)	1.10		2.07		22
(8.49)	335	10.00		(7.23)	1.11		1.66		34
5.50	405	12.10		(9.16)	1.12		1.82		100
9.13	520	11.19	*	(9.36)*	1.12	*	.70	*	2

(26.52)	476	13.45		(9.93)	1.13		2.39		117
(12.40)	438	10.84	*	(9.59)*	1.11	*	.14	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
(e)	For the two months ended September 30, 2009.
(f)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(g)	For the six months ended March 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LOW VOLATILITY EQUITY
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/07)
Year Ended 9/30:
2013(f)	$22.43	$.20	$1.77	$1.97	$(.24)	$(.43)	$(.67)	$23.73
2012	17.94	.29	4.38	4.67	(.18)	—	(.18)	22.43
2011	17.40	.20	.45	.65	(.11)	—	(.11)	17.94
2010	15.33	.05	2.05	2.10	(.03)	—	(.03)	17.40
2009(e)	14.61	.01	.71	.72	—	—	—	15.33
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61
2008(d)	20.00	.01	(1.74)	(1.73)	—	—	—	18.27
Class C (9/07)
Year Ended 9/30:
2013(f)	21.98	.10	1.76	1.86	(.08)	(.43)	(.51)	23.33
2012	17.58	.13	4.30	4.43	(.03)	—	(.03)	21.98
2011	17.08	.05	.45	.50	—	—	—	17.58
2010	15.14	(.08)	2.02	1.94	—	—	—	17.08
2009(e)	14.45	(.01)	.70	.69	—	—	—	15.14
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45
2008(d)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16
Class I (9/07)
Year Ended 9/30:
2013(f)	22.48	.22	1.77	1.99	(.29)	(.43)	(.72)	23.75
2012	17.97	.36	4.38	4.74	(.23)	—	(.23)	22.48
2011	17.43	.23	.46	.69	(.15)	—	(.15)	17.97
2010	15.35	.09	2.05	2.14	(.06)	—	(.06)	17.43
2009(e)	14.63	.02	.70	.72	—	—	—	15.35
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63
2008(d)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30

46	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

9.15%	$2,858	2.82	%*	.20%*	1.22	%*	1.80	%*	45%
26.17	877	4.02		(1.38)	1.23		1.42		85
3.69	702	5.79		(3.55)	1.23		1.02		80
13.69	376	5.10		(3.42)	1.39		.30		59
4.93	310	6.48	*	(4.65)*	1.44	*	.39	*	7

(19.73)	277	7.32		(5.22)	1.45		.65		89
(8.65)	278	4.47	*	(3.02)*	1.43	*	.02	*	88

8.73	475	3.64	*	(.80 )*	1.97	*	.88	*	45
25.24	170	5.56		(2.94)	1.98		.64		85
2.93	363	6.72		(4.50)	1.98		.25		80
12.81	221	5.80		(4.16)	2.14		(.51)		59
4.78	296	7.18	*	(5.38)*	2.20	*	(.39	)*	7

(20.35)	282	8.30		(6.19)	2.20		(.08)		89
(9.20)	227	5.17	*	(3.72)*	2.19	*	(.74	)*	88

9.27	1,983	2.64	*	.28 *	.97	*	1.95	*	45
26.56	1,852	3.29		(.60)	.98		1.71		85
3.91	1,099	5.56		(3.39)	.98		1.19		80
13.97	1,835	4.77		(3.11)	1.14		.51		59
4.92	2,177	6.18	*	(4.38)*	1.19	*	.61	*	7

(19.49)	2,077	7.14		(5.10)	1.20		.84		89
(8.50)	1,763	4.52	*	(3.03)*	1.19	*	.30	*	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(e)	For the two months ended September 30, 2009.
(f)	For the six months ended March 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”) and Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”) formerly Nuveen Symphony Optimized Alpha Fund (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations. After the close of business on May 30, 2012, the Fund liquidated all shareholder accounts invested in Class R3 Shares and distributed the proceeds of the liquidation.

Effective May 31, 2013 (subsequent to the close of this reporting period), the Nuveen Symphony Optimized Alpha Fund will be renamed the Nuveen Symphony Low Volatility Equity Fund.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in

48	Nuveen Investments

good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency“ on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency“ on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2013.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable

50	Nuveen Investments

inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$105,551,542	$—	$—	$105,551,542
Short-Term Investments:
Repurchase Agreements	—	3,229,839	—	3,229,839
Total	$105,551,542	$3,229,839	$—	$108,781,381

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,009,683	$—	$—	$5,009,683

Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,636,829	$44,385	$—	$5,681,214
Investment Companies	147,037	—	—	147,037
Short-Term Investments:
Repurchase Agreements	—	220,676	—	220,676
Total	$5,783,866	$265,061	$—	$6,048,927

Symphony Low Volatility Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,116,613	$—	$—	$5,116,613
Short-Term Investments:
Repurchase Agreements	—	188,715	—	188,715
Total	$5,116,613	$188,715	$—	$5,305,328
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended March 31, 2013.

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Large-Cap Growth
	Six Months Ended 3/31/2013		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,191,710	$29,902,776	1,511,225	$36,283,962
Class C	331,858	7,946,215	459,738	10,742,423
Class R3	26,549	657,762	94,378	2,383,976
Class I	836,581	21,154,094	534,471	13,364,622
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,765	403,356	12,856	258,536
Class C	1,059	24,457	7,991	154,230
Class R3	621	14,970	—	—
Class I	9,642	234,399	5,775	117,425
	2,414,785	60,338,029	2,626,434	63,305,174
Shares redeemed:
Class A	(579,858)	(14,508,931)	(166,604)	(4,028,425)
Class C	(58,260)	(1,395,178)	(39,325)	(902,419)
Class R3	(27,075)	(665,248)	(2,971)	(68,212)
Class I	(215,279)	(5,452,104)	(105,364)	(2,407,075)
	(880,472)	(22,021,461)	(314,264)	(7,406,131)
Net increase (decrease)	1,534,313	$38,316,568	2,312,170	$55,899,043

	Symphony Mid-Cap Core
	Six Months Ended 3/31/2013		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,378	$515,170	51,329	$1,268,673
Class C	4,531	109,722	7,176	164,082
Class R3	3,016	75,499	541	13,495
Class I	6,267	159,836	36,260	876,794
Shares issued to shareholders due to reinvestment of distributions:
Class A	560	13,810	—	—
Class C	4	84	—	—
Class R3	18	449	—	—
Class I	192	4,783	—	—
	34,966	879,353	95,306	2,323,044
Shares redeemed:
Class A	(9,174)	(234,743)	(50,250)	(1,196,935)
Class C	(796)	(20,259)	(19,407)	(431,597)
Class R3	(4)	(100)	(22)	(569)
Class I	(5,257)	(134,263)	(1,500)	(35,909)
	(15,231)	(389,365)	(71,179)	(1,665,010)
Net increase (decrease)	19,735	$489,988	24,127	$658,034

52	Nuveen Investments

	Symphony International Equity
	Six Months Ended 3/31/2013		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	512	$7,928	2,626	$36,949
Class C	330	5,328	6,043	85,255
Class R3	—	—	—	—
Class I	322,661	4,892,358	28,378	398,082
Shares issued to shareholders due to reinvestment of distributions:
Class A	11	168	44	598
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,773	27,705	81	1,101
	325,287	4,933,487	37,172	521,985
Shares redeemed:
Class A	(2,536)	(40,703)	(16,149)	(217,182)
Class C	(1,651)	(26,021)	(21,277)	(288,198)
Class R3	(390)	(6,357)	—	—
Class I	(1,281)	(20,340)	(1,310)	(19,255)
	(5,858)	(93,421)	(38,736)	(524,635)
Net increase (decrease)	319,429	$4,840,066	(1,564)	$(2,650)

	Symphony Low Volatility Equity
	Six Months Ended 3/31/2013		Year Ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	84,692	$1,902,407	17,349	$374,323
Class C	12,462	274,770	3,806	79,485
Class R3	N/A	N/A	—	—
Class I	6,570	149,529	34,796	731,304
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,171	25,099	164	3,222
Class C	198	4,173	4	86
Class R3	N/A	N/A	—	—
Class I	1,366	29,297	402	7,911
	106,459	2,385,275	56,521	1,196,331
Shares redeemed:
Class A	(4,513)	(102,195)	(17,541)	(357,169)
Class C	(15)	(345)	(16,712)	(334,175)
Class R3	N/A	N/A	(2,886)	(59,694)
Class I	(6,804)	(151,108)	(13,943)	(291,314)
	(11,332)	(253,648)	(51,082)	(1,042,352)
Net increase (decrease)	95,127	$2,131,627	5,439	$153,979

N/A – After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended March 31, 2013, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Purchases	$91,902,863	$5,011,332	$4,926,921	$3,663,873
Sales	52,946,026	4,544,518	589,446	1,731,643

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of March 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Cost of investments	$98,899,890	$4,338,737	$5,540,419	$4,537,702
Gross unrealized:
Appreciation	$11,292,909	$794,820	$658,852	$786,419
Depreciation	(1,411,418)	(33,874)	(150,344)	(18,793)
Net unrealized appreciation (depreciation) of investments	$9,881,491	$760,946	$508,508	$767,626

Permanent differences, primarily due to net operating losses, reclassification of litigation proceeds and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2012, the Funds’ last tax year end, as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Capital paid-in	$(1,796)	$(2,993)	$—	$(287)
Undistributed (Over-distribution of) net investment income	244,030	2,993	(86)	—
Accumulated net realized gain (loss)	(242,234)	—	86	287

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2012, the Funds’ last tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Undistributed net ordinary income*	$347,004	$12,684	$18,804	$34,578
Undistributed net long-term capital gains	—	—	—	78,272
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2012, was designated for purposes of the dividends paid deduction as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Distributions from net ordinary income*	$195	$—	$12,047	$20,987
Distributions from net long-term capital gains	684,784	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Symphony Mid-Cap Core	Symphony International Equity
Expiration:
September 30, 2017	$27,180	$372,472

54	Nuveen Investments

During the Funds’ last tax year ended September 30, 2012, the following Funds utilized capital loss carryforwards as follows:

	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Utilized capital loss carryforwards	$138,501	$13,892	$155,547

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended September 30, 2012, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through September 30, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony Low Volatility Equity
Post-October capital losses	$324,744	$49,556	$5,278
Late-year ordinary losses	—	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Low Volatility Equity Fund-Level Fee Rate
For the first $125 million	.5000%	.5500%	.6000%	.5000%
For the next $125 million	.4875	.5375	.5875	.4875
For the next $250 million	.4750	.5250	.5750	.4750
For the next $500 million	.4625	.5125	.5625	.4625
For the next $1 billion	.4500	.5000	.5500	.4500
For net assets over $2 billion	.4250	.4750	.5250	.4250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2013, the complex-level fee rate for these Funds was .1668%.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.00%	January 31, 2014	1.35%
Symphony Mid-Cap Core	1.15	January 31, 2014	1.40
Symphony International Equity	1.13	January 31, 2014	1.38
Symphony Low Volatility Equity	1.00	January 31, 2014	1.45

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended March 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Sales charges collected	$172,853	$4,361	$440	$9,370
Paid to financial intermediaries	151,700	4,210	385	8,205

During the six months ended March 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Commission advances	$67,896	$4,297	$50	$1,864

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
12b-1 fees retained	$49,599	$1,165	$395	$821

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2013, as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
CDSC retained	$593	$—	$—	$—

56	Nuveen Investments

As of March 31, 2013, Nuveen owned shares of the Funds as follows:

	Symphony Large-Cap Growth	Symphony Mid-Cap Core	Symphony International Equity	Symphony Low Volatility Equity
Class A Shares	—	2,192	3,069	2,479
Class C Shares	—	2,290	3,095	2,528
Class R3 Shares	—	10,183	3,058	N/A
Class I Shares	—	34,425	38,892	41,835

N/A	– Symphony Low Volatility Equity does not offer Class R3 Shares.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

9. Subsequent Events

Fund Reorganizations

On April 19, 2013, the Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and the Trust approved the reorganizations for certain Funds included in this report (each a “Reorganization” and collectively, the “Reorganizations”).

The approved Reorganizations are as follows:

Acquired Funds	Acquiring Funds
Nuveen Mid Cap Select Fund, a series of NIF	Symphony Mid-Cap Core

Nuveen Quantitative Enhanced Core Equity Fund, a series of NIF	Symphony Low Volatility Equity

The Adviser proposed the Reorganizations of the Acquired Funds into the Acquiring Funds, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Board of Directors/Trustees has determined that the Reorganizations were in the best interest of the Acquired Funds and that the interests of existing shareholders will not be diluted as a result of the Reorganizations.

In order for the Reorganizations to occur, they must be approved by the shareholders of the Acquired Funds. A special meeting of the Acquired Funds’ shareholders for the purpose of voting on the Reorganizations is expected to be held in late August 2013. If the required shareholder approvals are obtained on the meeting date, it is anticipated that the Reorganizations will be consummated shortly after the special shareholder meeting. Upon shareholder approval of the Reorganizations, each Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of each Acquired Fund and the Acquired Funds will be terminated. As a result of the Reorganizations, shareholders of each Acquired Fund will become shareholders of each Acquiring Fund. The shareholders of each Acquired Fund will receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of each Reorganization. Further information regarding the proposed Reorganizations of the Acquired Funds will be contained in proxy materials that are expected to be sent to the Acquired Funds’ shareholders in late July 2013.

Nuveen Investments	57

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell MidCap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000 Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

58	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	59

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SYMPH-0313P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 7, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 7, 2013